UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 9, 2020

POWERFLEET, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39080	83-4366463
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

123 Tice Boulevard, Woodcliff Lake, New Jersey	07677
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 996-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PWFL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2020, PowerFleet, Inc. (the “Company”) entered into an indemnification agreement with Medhini Srinivasan in connection with her election to the Company’s board of directors (the “Board”). The indemnification agreement with Ms. Srinivasan is substantially similar to the form of indemnification agreement the Company has entered into with each of its other directors and executive officers, which was filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-4 filed with the SEC on May 24, 2019.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its 2020 annual meeting of stockholders (the “Annual Meeting”) on July 9, 2020. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of five directors, each to serve until the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominees for election were Michael Brodsky, Michael Casey, Charles Frumberg, David Mahlab and Chris Wolfe;

2.	The ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020; and

3.	An advisory (non-binding) vote to approve the Company’s executive compensation.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 20,158,947 of the 29,899,110 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Messrs. Brodsky, Casey, Frumberg, Mahlab and Wolfe as directors of the Company to serve until the 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified was approved as follows:

	For	Withheld	Broker Non-Votes
Michael Brodsky	15,467,202	1,294,188	3,397,557
Michael Casey	14,607,858	2,153,532	3,397,557
Charles Frumberg	16,076,052	685,338	3,397,557
David Mahlab	16,503,218	258,172	3,397,557
Chris Wolfe	15,662,649	1,098,741	3,397,557

2.	The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The voting results were as follow:

For	Against	Abstain	Broker Non-Votes
17,385,053	825	2,230,191	542,878

3.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
15,356,202	1,253,337	151,851	3,397,557

Also on July 9, 2020, the holders of all of the outstanding shares of the Company’s Series A Convertible Preferred Stock, voting as a separate class, elected Anders Bjork and Medhini Srinivasan to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERFLEET, INC.

By:	/s/ Ned Mavrommatis
Name:	Ned Mavrommatis
Title:	Chief Financial Officer

Date: July 9, 2020